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                                                                  EXHIBIT 10.13

                             AGREEMENT TO INDEMNIFY

     AGREEMENT, dated as of August 13, 1996 (the "Agreement"), by and between Aetna Industries, Inc. ("Aetna") and each of Russell L. Epker, Robert J. Small, James Bakken, Douglas A. Thal and Jerome Singer (collectively, the "Indemnified Parties" and, individually, an "Indemnified Party").

     WHEREAS, the Indemnified Parties are parties to that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of August 13, 1996 by and among MS Acquisition Corp. (The "Company"), stockholders of the Company, certain other individuals and Aetna Holdings, Inc. ("Buyer"); and

     WHEREAS, pursuant to Section 9.11 of the Stock Purchase Agreement, the Company and Buyer have agreed to indemnify and hold harmless the Indemnified Parties against any and all Losses (as such term is defined below) with respect to the Senior Notes due 2006 of Aetna (the "Senior Notes"); and

     WHEREAS, in order to induce the Indemnified Parties to complete the transactions contemplated by the Stock Purchase Agreement, Aetna desires to enter into an agreement whereby Aetna shall agree to indemnify the Indemnified Parties on terms comparable to the terms of Section 9.11 of the Stock Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged by each party hereto, the parties hereto agree as follows:

     1. Aetna agrees to indemnify and hold harmless each Indemnified Party against any and all Losses to which such person may become subject insofar as such Losses arise out of or are based on or are related to any untrue statement or alleged untrue statement of any material fact contained in the Offering Memorandum dated August 8, 1996, or Preliminary Offering Memorandum dated July 25, 1996, or any amendment or supplement thereto, relating to the Senior Notes, or arise out of or are based upon or are related to the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading and will promptly reimburse each such person for any reasonable legal and other expenses as such expenses are incurred by such person in connection with investigating, defending, settling, compromising or paying such Loss provided, however, that no indemnification shall be owing to such person pursuant to this Agreement to the extent such information arises out of or is based on any untrue statement or omission or alleged omission made in such documents in reliance upon or in conformity with written information furnished specifically for use therein to Aetna or its respective representative by or on behalf of such Indemnified Party.

     2. "Losses" shall mean any damages, liabilities, losses, fines, penalties, costs, and expenses (including, without limitation, reasonable fees of counsel) of any kind or nature whatsoever.

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     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date set forth above.


                                     AETNA INDUSTRIES, INC.


                                     BY: /s/ Ueli Spring
                                         ---------------------


                                         /s/ Russell L. Epker
                                         ---------------------
                                         Russell L. Epker


                                         /s/  Robert J. Small
                                         ---------------------
                                         Robert J. Small


                                         /s/  James Bakken
                                         ---------------------
                                         James Bakken


                                         /s/  Douglas A. Thal
                                         ---------------------
                                         Douglas A. Thal


                                         /s/  Jerome Singer
                                         ---------------------
                                         Jerome Singer